                                  SCHEDULE 14A
                     Information required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to 'SS'240.14a-11(c)
       or 'SS'240.14a-12

                              THE CHILE FUND, INC.
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

/X/   No fee required
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
/ /   (1)   Title of each class of securities to which transaction applies:
/ /   (2)   Aggregate number of securities to which transaction applies:
/ /   (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
/ /   (4)   Proposed maximum aggregate value of transaction:
/ /   (5)   Total fee paid:
/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                                  SCHEDULE 14A
                     Information required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ / Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                       THE LATIN AMERICA EQUITY FUND, INC.
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

/X/   No fee required
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
/ /   (1)   Title of each class of securities to which transaction applies:
/ /   (2)   Aggregate number of securities to which transaction applies:
/ /   (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
/ /   (4)   Proposed maximum aggregate value of transaction:
/ /   (5)   Total fee paid:
/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (9)   Amount Previously Paid:
      (10)  Form, Schedule or Registration Statement No.:
      (11)  Filing Party:
      (12)  Date Filed:

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                       THE LATIN AMERICA EQUITY FUND, INC.
                              466 Lexington Avenue

                                   16th Floor
                            New York, New York 10017

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                       TO BE HELD ON APRIL 21 AND 22, 2004

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meetings of Shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") (each a "Meeting" and collectively, the "Meetings") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th streets), 16th Floor, New York, New York 10017, on the following dates and times:

The Chile Fund, Inc. ("CH")                     April 21, 2004      3:00 p.m.
The Latin America Equity Fund, Inc. ("LAQ")     April 21, 2004      4:00 p.m.
The Indonesia Fund, Inc. ("IF")                 April 22, 2004      4:00 p.m.

     The purpose of the Meetings is to consider and act upon the following proposal for each Fund and to consider and act upon such other matters as may properly come before the Meetings or any adjournments thereof:

     1.   CH - To elect two Directors for a three-year term;

          LAQ - To elect two Directors for a three-year term; and

          IF - To elect one Director for a three-year term.

     This item is discussed in greater detail in the attached Joint Proxy Statement.

     The close of business on February 23, 2004 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Meetings.

     This notice and related proxy material are first being mailed on or about March 1, 2004.

                                    By Order of each Board of Directors

                                    /s/ Michael A. Pignataro
                                    --------------------------
                                    Michael A. Pignataro
                                    SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETINGS. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated:  March 1, 2004
New York, New York

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                       THE LATIN AMERICA EQUITY FUND, INC.
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                          JOINT PROXY STATEMENT FOR THE
                         ANNUAL MEETINGS OF SHAREHOLDERS
                       TO BE HELD ON APRIL 21 AND 22, 2004

     This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on April 21 (The Chile and Latin America Equity Funds) and 22 (The Indonesia Fund), 2004 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy") accompany this Joint Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., the administrator of the Funds (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by each Fund and which will receive a fee not to exceed $1,500 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about March 1, 2004.

     CSAM has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Celfin Capital Servicios Financieros S.A. ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Chile Fund, Inc. ("CH") and The Latin America Equity Fund, Inc. ("LAQ"). Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"), located at Level 32, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, serves as investment sub-adviser to The Indonesia Fund, Inc. ("IF").

     The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 2003, accompany this Proxy Statement. They are not to be regarded as proxy-soliciting material.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THAT FUND BY CALLING 1-800-293-1232, BY WRITING TO THE SECRETARY OF THE RELEVANT FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT

466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUNDS' WEBSITE AT www.csam.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     If an enclosed Proxy is properly executed and returned in time to be voted at the Meeting to which it relates, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of each Fund's nominee(s) for director, and, in accordance with the judgment of the persons named in the Proxy on an any matters that may properly come before the Meetings and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the relevant
Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th
Floor, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn such Meeting, without notice other than an announcement at such Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Approval of the election of Directors at each Meeting will require the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the elections.

     CSAM and its affiliates have advised the Funds that they intend to vote the shares over which they have voting power at the Meetings, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). Each Share of a Fund is entitled to one vote at that Fund's Meeting, and fractional Shares are entitled to a proportionate share of one vote. On the record date, February 23, 2004, the following number of Shares of each Fund were issued and outstanding:

                CH                10,139,926 Shares
                LAQ                6,322,240 Shares
                IF                 8,266,202 Shares

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. To the extent information regarding common ownership is available to the Funds, a shareholder who owns of record Shares in more than one Fund will receive a package containing a Joint Proxy Statement and Proxies for each Fund in which that shareholder owns Shares. If information relating to common ownership is not available to the Funds, a shareholder who beneficially owns Shares in more than one Fund may receive more than one package, each containing a Joint Proxy Statement and a Proxy for a single Fund. It is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

     In order that your Shares may be represented at the Meeting(s), you are requested to:

     -    indicate your instructions on the Proxy;

     -    date and sign the Proxy;

     -    mail the Proxy promptly in the enclosed envelope;

     - allow sufficient time for the Proxy to be received and processed on or before the commencement of the applicable Meeting(s) on the dates and at the times indicated below.

          CH             April 21, 2004         3:00 p.m.
          LAQ            April 21, 2004         4:00 p.m.
          IF             April 22, 2004         4:00 p.m.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meetings will be the election of directors. If elected, each director will hold office for the term set forth below and until his successor is elected and qualified.

     Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Each nominee is a current director whose term expires on the date of the applicable Meeting and, if elected, will serve until the 2007 Annual Meeting of the Fund(s) on the Board(s) of which he sits and until his successor is elected and qualified. Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

                CH: George W. Landau (three-year term) William W. Priest, Jr. (three-year term)

                LAQ: Martin M. Torino (three-year term) William W. Priest, Jr. (three-year term)

                IF:             Richard H. Francis (three-year term)

     Information about each nominee is set forth in more detail below.

     The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, directors whose terms of office continue beyond the Meetings, and the officers of the Funds. The current terms of office of each Fund's officers will end at the applicable Board of Directors' meeting next following the Meeting.

                                                        DIRECTORS
                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE AND         PRINCIPAL         FUND COMPLEX          OTHER
 NAME, ADDRESS, AND DATE     HELD WITH     LENGTH OF TIME     OCCUPATION(S) DURING    OVERSEEN BY    DIRECTORSHIPS HELD
        OF BIRTH              FUND(S)          SERVED             PAST 5 YEARS          DIRECTOR         BY DIRECTOR
-------------------------  ------------  ------------------   --------------------   -------------   ------------------
NON-INTERESTED NOMINEES
FOR DIRECTOR:

George W. Landau            Director     CH: Since 1989;      Senior Advisor,              5         Director of GAM
c/o Credit Suisse Asset        and       current term ends    Latin America, The                     Funds, Inc.
Management, LLC               Audit      at  the 2004         Coca-Cola Company
Attn:  General Counsel      Committee    annual meeting       since 1987; Advisor
466 Lexington Avenue          Member                                   of Guardian
New York, New York                       LAQ: Since 1990;     Industries (a glass
10017-3140                               current term ends    manufacturer) since
Date of Birth: 03/04/20                  at  the 2006         1992
                                         annual meeting

Richard H. Francis          Director,    IF: Since 1990;      Currently retired            43        None
c/o Credit Suisse Asset     Nominating   current term ends
Management, LLC             Committee    at the 2004 annual
Attn:  General Counsel      Member and   meeting
466 Lexington Avenue          Audit
New York, New York          Committee
10017-3140                  Chairman
Date of Birth: 04/23/32

Martin M. Torino            Director,    LAQ: Since 1990;     Chief Executive              3         None
c/o Credit Suisse Asset     Nominating   current term ends    Officer and Director
Management, LLC             and Audit    at the 2004 annual   of Celsur Logistica
Attn:  General Counsel      Committee    meeting              S.A. (Logistics)
466 Lexington Avenue          Member                          since 2002; Chairman
New York, New York                                            of the Board of
10017-3140                                                    Ingenio y Refineria
Date of Birth: 08/14/49                                       San Martin Del
                                                              Tabacal S.A. (a
                                                              sugar refinery) from
                                                              August 1996 to 2000

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE AND         PRINCIPAL         FUND COMPLEX          OTHER
 NAME, ADDRESS, AND DATE     HELD WITH     LENGTH OF TIME     OCCUPATION(S) DURING    OVERSEEN BY    DIRECTORSHIPS HELD
        OF BIRTH              FUND(S)          SERVED             PAST 5 YEARS          DIRECTOR         BY DIRECTOR
-------------------------  ------------  ------------------   --------------------   -------------   ------------------
INTERESTED NOMINEE FOR
DIRECTOR:

William W. Priest, Jr.*      Director    CH and LAQ: Since    Co-Managing Partner,         49        Director of Globe
Steinberg Priest &                       1997; current term   Steinberg Priest &                     Wireless, LLC
Sloane Capital                           ends at the 2004     Sloane Capital                         (a maritime
Management, LLC                          annual meeting       Management, LLC                        communications
12 East 49th Street,                                          since March 2001;                      company); Director
12th Floor                               IF: Since 1990;      Chairman and                           of InfraRedX
New York, New York                       current term ends    Managing Director of                   (a medical device
10017                                    at the 2006 annual   CSAM from 2000 to                      company)
Date of Birth: 09/24/41                  meeting              February 2001, Chief
                                                              Executive Officer
                                                              and Managing
                                                              Director of CSAM
                                                              from 1990 to 2000

NON-INTERESTED DIRECTORS:

Enrique R. Arzac              CH and     CH and LAQ:          Professor of Finance         8         Director of The
c/o Credit Suisse Asset     LAQ: Lead    Since 1996;          and Economics,                         Adams Express
Management, LLC             Director,    current term ends    Graduate School of                     Company (a
Attn:  General Counsel      Nominating   at the 2006 annual   Business, Columbia                     closed-end
466 Lexington Avenue        Committee    meeting              University since 1971                  investment
New York, New York           Chairman    IF: Since 2000;                                             company); Director
10017-3140                  and Audit    current term ends                                           of Petroleum and
Date of Birth: 10/02/41     Committee    at the 2006 annual                                          Resources
                              Member     meeting                                                     Corporation (a
                                                                                                     closed-end
                               IF:                                                                   investment company)
                            Director,
                            Nominating
                            Committee
                            Chairman
                            and Audit
                            Committee
                             Member

James J. Cattano            Director,    CH: Since 1989;      President, Primary           4         None
c/o Primary Resources,      Nominating   current term ends    Resources, Inc. (an
Inc.                        Committee    at the 2005 annual   international
55 Old Field Point          Member and   meeting              trading and
Road                          Audit                           manufacturing
Greenwich,                  Committee    LAQ: Since 1990;     company specializing
Connecticut 06830            Chairman    current term ends    in the sale of
Date of Birth: 06/24/43                  at the 2005 annual   agricultural
                                         meeting              commodities
                                                              throughout Latin
                                                              American markets)
                                                              since 1996

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE AND         PRINCIPAL         FUND COMPLEX          OTHER
 NAME, ADDRESS, AND DATE     HELD WITH     LENGTH OF TIME     OCCUPATION(S) DURING    OVERSEEN BY    DIRECTORSHIPS HELD
        OF BIRTH              FUND(S)          SERVED             PAST 5 YEARS          DIRECTOR         BY DIRECTOR
-------------------------  ------------  ------------------   --------------------   -------------   ------------------
Steven N. Rappaport         Director,    CH: Since 2003;      Partner of Lehigh            44        Director of
Lehigh Court, LLC           Nominating   current term ends    Court, LLC and RZ                      Presstek, Inc. (a
40 East 52nd Street         and Audit    at the 2006 annual   Capital (private                       digital imaging
New York, New York          Committee    meeting              investment firms)                      technologies
10022                         Member                          since July 2002;                       company); Director
Date of Birth: 07/10/48                                       Consultant to                          of Wood Resources,
                                                              SunGard Securities                     LLC (a plywood
                                                              Finance, Inc.
                                                              from February 2002                     manufacturing
                                                              to 2002 to July                        company)
                                                              2002; President of
                                                              SunGard Securities
                                                              Finance, Inc. from
                                                              July 2001 to
                                                              February 2002;
                                                              President of Loanet,
                                                              Inc. (an on-line
                                                              accounting service)
                                                              from 1997 to 2001

Lawrence J. Fox             Director,    IF: Since 2000;      Partner, Drinker             3         Director, Winthrop
One Logan Square            Nominating   current term ends    Biddle & Reath (law                    Trust Company
18th & Cherry Streets       and Audit    at the 2005 annual   firm) since 1972
Philadelphia,               Committee    meeting
Pennsylvania 19103            Member
Date of Birth: 07/17/43

Riordan Roett               Director,    LAQ: Since 1999;     Sarita and Don               1         Director of
The Johns Hopkins           Nominating   current term ends    Johnston Professor                     investment
University                  and Audit    at  the 2005         of Political                           companies advised
1740 Massachusetts          Committee    annual meeting       Science, The Johns                     by Citigroup Asset
Avenue, N.W.                  Member                          Hopkins University                     Management
Washington, District of                                       since 1973
Columbia 20036
Date of Birth: 09/10/38

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE AND         PRINCIPAL         FUND COMPLEX          OTHER
 NAME, ADDRESS, AND DATE     HELD WITH     LENGTH OF TIME     OCCUPATION(S) DURING    OVERSEEN BY    DIRECTORSHIPS HELD
        OF BIRTH              FUND(S)          SERVED             PAST 5 YEARS          DIRECTOR         BY DIRECTOR
-------------------------  ------------  ------------------   --------------------   -------------   ------------------
INTERESTED DIRECTOR:

Joseph D. Gallagher*           CH:       CH and IF: Since     Managing Director,           45               None
c/o Credit Suisse Asset     and IF       2003; current term   Chief Executive
Management, LLC            Chairman of   ends at the 2006     Officer and Global
466 Lexington Avenue        the Board    annual meeting       Chief Operating
New York, New York             of                             Officer of CSAM
10017-3140                  Directors,   LAQ: Since 2003;     since 2003; Global
Date of Birth: 12/14/62       Chief                           Chief Financial
                            Executive                         Officer, Credit
                           Officer and                        Suisse Asset
                            President                         Management from 1999
                              LAQ:                            to 2003; Chief
                           Chairman of                        Executive Officer
                            the Fund,                         and Director of
                              Chief                           Credit Suisse Asset
                            Executive                         Management Limited,
                           Officer and                        London, England from
                            President                         June 2000 to 2003;
                                                              Director of Credit
                                                              Suisse Asset
                                                              Management Funds
                                                              (UK) Limited,
                                                              London, England from
                                                              June 2000 to 2003;
                                                              Managing Director,
                                                              Head--Asian
                                                              Corporate Finance
                                                              and M&A, Credit
                                                              Suisse First Boston,
                                                              Hong Kong, China
                                                              from January 1998 to
                                                              May 1999; Officer of
                                                              other Credit Suisse
                                                              Funds

----------
* Mr. Priest is an interested person of the Fund, as defined in the 1940 Act, because up to December 31, 2002 he was retained by CSAM to provide consulting services. Mr. Gallagher is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM.

                                                 OFFICERS
NAME, ADDRESS AND DATE OF    POSITIONS(S) HELD        LENGTH OF TIME
BIRTH                          WITH FUND(S)               SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------  -------------------  -------------------------  -------------------------------------------

Hal Liebes                  CH, IF and LAQ:      CH, IF and LAQ: Since      Managing Director and Global General
c/o Credit Suisse Asset     Senior Vice          1997                       Counsel of CSAM; Associated with CSAM since
Management, LLC             President                                       1997; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 07/06/64

Michael A. Pignataro        CH, IF and LAQ:      CH, IF and LAQ: Since      Director and Director of Fund
c/o Credit Suisse Asset     Chief Financial      1993                       Administration of CSAM; Associated with
Management, LLC             Officer and                                     CSAM since 1984; Officer of other Credit
466 Lexington Avenue        Secretary                                       Suisse Funds
New York, New York
10017-3140
Date of Birth: 11/15/59

Rocco A. Del Guercio        CH, IF and LAQ:      CH, IF and LAQ: Since      Vice President of CSAM; Associated with
c/o Credit Suisse Asset     Vice President       1997                       CSAM since June 1996; Officer of other
Management, LLC                                                             Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 04/28/63

Robert M. Rizza             CH, IF and LAQ:      CH, IF and LAQ: Since      Assistant Vice President of CSAM since
c/o Credit Suisse Asset     Treasurer            1999                       January 2001; Associated with CSAM since
Management, LLC                                                             1998; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 12/09/65

Matthew J. K. Hickman       CH: Chief            CH and LAQ: Since 2004     Vice President of CSAM since December 2003;
c/o Credit Suisse Asset     Investment Officer                              Financial Advisor with Global Advisors
Management, LLC                                                             from July 2003 to November 2003; General
466 Lexington Avenue        LAQ: Co-Chief                                   Manager of Compass Group Investment
New York, New York          Investment Officer                              Advisors S.A. from February 2002 to July
10017-3140                                                                  2003; Financial Advisor with Credit Suisse
Date of Birth: 01/21/64                                                     First Boston from August 2000 to February
                                                                            2002; Director of ABN AMRO from September 1998
                                                                            to August 2000; Officer of other Credit Suisse
                                                                            Funds

Emily Alejos                CH: Investment       CH and LAQ: Since 1999     Director of CSAM since January 1999; Vice
c/o Credit Suisse Asset     Officer                                         President of CSAM from 1997 to January
Management, LLC                                                             1999; Associated with CSAM since 1997;
466 Lexington Avenue        LAQ: Co-Chief                                   Officer of other Credit Suisse Funds
New York, New York          Investment Officer
10017-3140
Date of Birth: 10/27/63

                                        8

Boon Hong Yeo                    IF: Chief           IF: Since 2003         Director of Credit Suisse Asset Management
c/o Credit Suisse Asset     Investment Officer                              (Australia) Limited; Director of AIB Govett
Management, LLC                                                             (Asia) Limited from October 2001 to April
466 Lexington Avenue                                                        2002; Managing Director of Zenith Asset
New York, New York                                                          Management Singapore from January 2001 to
10017-3140                                                                  September 2001; Associate Director of CMG
Date of Birth: 05/02/60                                                     First State Singapore from 1994 to 2000

     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each director.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL FUNDS OVERSEEN
                                                                           BY DIRECTOR IN CSAM FAMILY OF
                                         DOLLAR RANGE OF EQUITY                CLOSED-END INVESTMENT
NAME OF DIRECTOR OR NOMINEE             SECURITIES OWNED*(1)(2)                   COMPANIES*(1)(3)
---------------------------             ------------------------           --------------------------------
Non-Interested Nominees for Director:

Richard H. Francis                               IF:  B                                   B

George W. Landau                                 CH:  C                                   D

                                                 LAQ: C

Martin M. Torino                                 LAQ: C                                   C

Interested Nominee for Director:

William W. Priest, Jr.                           CH:  B                                   C

                                                 LAQ: B

Non-Interested Directors:

Enrique R. Arzac                                 CH:  C                                   E

                                                 IF:  B

                                                 LAQ: C

James J. Cattano                                 CH:  C                                   D

                                                 LAQ: C

Lawrence J. Fox                                  IF:  B                                   C

Steven N. Rappaport                              CH:  A                                   C

Riordan Roett                                    LAQ: B                                   B

Interested Director:

Joseph D. Gallagher                              IF:  A                                   A

                                                 CH:  A

----------
*        Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,001 - $50,000
    D.   $50,001 - $100,000
    E.   over $100,000

(1) This information has been furnished by each Director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) Each Fund's directors and officers, in the aggregate, own less than 1% of that Fund's outstanding equity securities.

(3) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2003, none of the non-interested nominees for election to the Boards, the non-interested directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended December 31, 2003, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Funds' Board meetings. The total remuneration paid or accrued by CH, IF and LAQ during the fiscal year ended December 31, 2003 to all such unaffiliated directors was $31,750, $27,500 and $42,000, respectively. Each Director entitled to a fee from CH or LAQ receives fifty percent of his annual fee in the form of Fund shares purchased by the relevant Fund's transfer agent in the open market on his behalf.

     During the fiscal year ended December 31, 2003, the Boards of LAQ and IF convened four times and the board of CH convened five times. Each director attended at least seventy-five percent of the aggregate number of meetings of each Board and any committees on which he served during the period for which he was a director.

     Each Fund has an Audit Committee consisting of all the directors who are not interested persons of that Fund and who are independent of that Fund (for CH and LAQ, as such term is defined by the New York Stock Exchange's listing standards and, for IF, as such term is defined by the American Stock Exchange's listing standards). Each of the Audit Committees of CH, IF and LAQ convened twice during the fiscal year ended December 31, 2003. Each Fund's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting that Fund.

     Messrs. Arzac, Cattano and Rappaport constitute CH's Nominating Committee, Messrs. Arzac, Fox and Francis constitute IF's Nominating Committee and Messrs. Arzac, Cattano, Roett and Torino constitute LAQ's Nominating Committee, each of which is composed of Directors who are Non-Interested Directors of the Funds. No Fund's Nominating Committee met during the fiscal year ended December 31, 2003. At a meeting of CH's Nominating Committee held on February 12, 2004, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Landau and Priest each for a three-year term. At a meeting of IF's Nominating Committee held on February 10, 2004, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Francis for a three-year term. At a meeting of LAQ's Nominating Committee held on February 12, 2004, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Torino and Priest each for a three-year term. Each Fund's Nominating Committee selects and nominates Non-Interested Directors. The Nominating Committees will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the relevant Fund. Each Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A). In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable, purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     None of the Funds has a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board. All such communications will be directed to the Board's attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders. The 2003 Annual Meeting of Shareholders of CH was attended by one director. The 2003 Annual Meetings of Shareholders of LAQ and IF were not attended by any of the directors of those Funds.

                         REPORTS OF THE AUDIT COMMITTEES

     Pursuant to the Audit Committee Charter adopted by each Fund's Board (a copy of which is included as Appendix B), the Audit Committee is responsible for conferring with that Fund's independent auditors, reviewing annual financial statements, approving the selection of that Fund's independent auditors and overseeing that Fund's internal controls. Each Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to that Fund and to CSAM and certain of its affiliates. Each Audit Committee advises a Fund's full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent auditors are responsible for planning and carrying out the proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     Each Audit Committee has met with the applicable Fund's management to discuss, among other things, that Fund's audited financial statements for the fiscal year ended December 31, 2003. Each Audit Committee has also met with the Funds' independent auditors, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund's audit, that Fund's financial statements and that Fund's accounting controls. Each Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between independent auditors and the applicable Fund and the impact that any such relationships may have on the objectivity and independence of the independent auditors. Each Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to that Fund and to CSAM was compatible with maintaining PwC's independence.

     The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, an Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not provide assurance that the audit of a Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, each Audit Committee recommended to the Board that the applicable Fund's audited financial statements be included in that Fund's 2003 Annual Report to Shareholders for the fiscal year ended December 31, 2003 and be mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEES OF THE FUNDS' BOARDS OF DIRECTORS

CH                            IF                              LAQ
Enrique R. Arzac              Enrique R. Arzac                Enrique R. Arzac
James J. Cattano              Lawrence J. Fox                 James J. Cattano
George W. Landau              Richard H. Francis              George W. Landau
Steven N. Rappaport                                           Riordan Roett
                                                              Martin M. Torino

                              INDEPENDENT AUDITORS

     At meetings held on November 17, 2003 and November 21, 2003, for IF, and CH and LAQ, respectively, each Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2004. PwC has been each Fund's independent auditors since that Fund commenced operations, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

         The information in the table below is provided for services rendered to each Fund by PwC for its fiscal years ended December 31, 2002 and December 31, 2003.

                                              2002                                   2003
                              ------------------------------------    -------------------------------------
                                 CH            IF           LAQ           CH             IF          LAQ
Audit Fees                    $ 48,300     $  35,300     $  49,900    $    56,022     $ 32,190    $  57,741

Audit-Related Fees(1)         $      0     $       0     $       0    $     3,000     $  3,000    $   3,000

Tax Fees(2)                   $  8,600     $   8,600     $   8,600    $     7,482     $  7,482    $   7,482

All Other Fees                $      0     $       0     $       0    $         0     $      0    $       0

Total                         $ 56,900     $  43,900     $  58,500    $    66,504     $ 42,672    $  65,223

(1) Services include agreed-upon procedures in connection with the Funds' semi-annual financial statements.

(2) Tax services in connection with the Funds' excise tax calculations and review of the Funds' applicable tax returns.

     Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to a Fund and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM, and any service provider to the Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). Each Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or a Fund's officers). Pre-approval by an Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate fees billed by PwC for non-audit services rendered to CH for the fiscal years ended December 31, 2002 and December 31, 2003 were $8,600 and $22,482, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF for the fiscal years ended December 31, 2002 and December 31, 2003 were $8,600 and $10,482, respectively. The aggregate fees billed by PwC for non-audit services rendered to LAQ for the fiscal years ended December 31, 2002 and December 31, 2003 were $8,600 and $10,482, respectively. The aggregate fees billed by PwC for non-audit services rendered to CSAM and Covered Service Providers of CH for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $0, respectively. The aggregate fees billed by PwC for non-audit services rendered to CSAM and Covered Service Providers of IF for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $0, respectively. The aggregate fees billed by PwC for non-audit services rendered to CSAM and Covered Service Providers of LAQ for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved by the Funds' Audit Committees and fees for non-audit services that did not require pre-approval by the Committees because they did not directly relate to the Funds' operations and financial reporting.

                                  COMPENSATION

     The following table shows certain compensation information for the directors of each Fund for the fiscal year ended December 31, 2003. All officers of the Funds are employees of and are compensated by CSAM. None of the Funds' executive officers or directors who are also officers or directors of CSAM received any compensation from any Fund for such period. None of the Funds has any bonus, profit sharing, pension or retirement plans.

                                                                            TOTAL COMPENSATION
                                                                            FROM FUND AND FUND
                                          AGGREGATE COMPENSATION             COMPLEX PAID TO
NAME OF DIRECTOR                               FROM EACH FUND                   DIRECTORS*
-------------------------------   ----------------------------------------  -------------------
                                  CH               IF                LAQ
Non-Interested Nominees for Director:
Richard H. Francis                    N/A        $ 7,000               N/A        $  94,375
George W. Landau                  $ 7,500            N/A           $ 7,000        $  36,000
Martin M. Torino                      N/A            N/A           $ 7,000        $  21,000

Interested Nominee for Director:
William W. Priest, Jr.            $ 7,500        $ 6,500           $ 7,000        $  92,313

Non-Interested Directors:
Enrique R. Arzac                  $ 7,500        $ 7,000           $ 7,000        $  80,125
James J. Cattano                  $ 7,500            N/A           $ 7,000        $  29,000
Lawrence J. Fox                       N/A        $ 7,000               N/A        $  44,125
Steven N. Rappaport               $ 1,750            N/A               N/A        $ 104,375
Riordan Roett                         N/A            N/A           $ 7,000        $   7,000

Interested Directors:
Joseph D. Gallagher               $     0        $     0               N/A        $       0

----------
* 50 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.

          EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED
           DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH
                       NOMINEE FOR DIRECTOR FOR THAT FUND.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon IF's review of filings made pursuant to Section 13 of the 1934 Act, as of February 20, 2004, to IF's knowledge no shareholder held 5% or more of its Shares. The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of CH or LAQ because they possessed or shared voting or investment power with respect to the
Shares:

                                                                NUMBER OF SHARES
                   NAME AND ADDRESS                            BENEFICIALLY OWNED       PERCENT OF SHARES
-------------------------------------------------------        ------------------       ------------------
CH

Administradora de Fondos de Pensiones de Provida, S.A.*            2,374,199                  23.41%
Avenida Pedro de Valdivia 100, 9th Floor
Santiago, Chile

A.F.P. Habitat S.A.**                                              2,374,199                  23.41%
Avenida Providencia 1909 Piso 9 - Providencia
Santiago, Chile

LAQ

President and Fellows of Harvard College***                        1,341,056                  21.21%
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

----------
* As stated in Schedule 13D filed with the SEC on September 9, 2003. ** As stated in Schedule 13D filed with the SEC on August 11, 2003.
*** As stated in Schedule 13G/A filed with the SEC on February 12, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that, for the fiscal year ended December 31, 2003, all filing requirements applicable to such persons were complied with except for the following:

     CH

     Joseph D. Gallagher: A Form 3 was not timely filed to report his appointment as Director of the Fund on February 14, 2003. A Form 3 was filed on May 28, 2003 to report this event.

     Administradora de Fondos de Pensiones de Provida, S.A: A Form 3 was not timely filed to report 10% ownership in the Fund as of July 25, 2003. A Form 3 was filed on September 30, 2003 to report this event.

     Steven N. Rappaport: A Form 3 was not timely filed to report his appointment as Director of the Fund on September 26, 2003. A Form 3 was filed on December 18, 2003 to report this event.

     LAQ

     Laurence R. Smith: A Form 3 was not timely filed to report his appointment as Chairman of the Fund on May 13, 2002. A Form 3 was filed on March 20, 2003 to report this event. Mr. Smith resigned as Chairman of the Fund on May 21, 2003.

     Yaroslaw Aranowicz: A Form 4 was not timely filed to report his sale of shares of the Fund on May 14, 2003. A Form 4 was filed on June 5, 2003 to report this event. Mr. Aranowicz resigned as Investment Officer of the Fund on December 13, 2003.

     IF

     Boon Hong Yeo: A Form 3 was not timely filed to report his appointment as Chief Investment Officer of the Fund on January 17, 2003. A Form 3 was filed on May 29, 2003 to report this event.

     Enrique R. Arzac: A Form 3 was not timely filed to report his appointment as Director of the Fund on March 21, 2000. A Form 3 was filed on July 2, 2003 to report this event.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2005 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than November 1, 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

     Pursuant to the By-laws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) and received at, the relevant Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder to a Fund shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2005 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meetings, other than the matters set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the relevant Fund.

                                                                      APPENDIX A

                          NOMINATING COMMITTEE CHARTER

     This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

     1.   PURPOSE & SCOPE

     (a) The Committee believes that it is in the best interest of the Fund and its shareholders to seek highly-qualified candidates to serve as members of the Board.

     (b) The Committee shall, therefore, be responsible for recommending to the Board persons to be nominated by the Board for election as directors at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between meetings of shareholders.

     2.   MEMBERSHIP

     (a) The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

     (b)  The Committee shall appoint its Chairperson by a majority vote.

     (c) The compensation, if any, of the Committee members shall be as determined by the Board.

     3.   NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

     (a) In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Committee may, in its discretion, establish specific, minimum qualifications or skills that must be met by Committee-nominated or shareholder-nominated candidates.

     (b) The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards

     4.   ADDITIONAL RESPONSIBILITIES

     (a) The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and mandatory retirement age.

     (b) The Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

     (c) The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

     (d) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

     (e) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

     5.   PROCEDURAL MATTERS

     (a)  The Committee shall meet at least once a year.

     (b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

     (c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

     (d) The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

February 2004

                                   APPENDIX A

OPEN-END FUNDS:

     Credit Suisse Institutional Fixed Income Fund
     Credit Suisse Institutional High Yield Fund
     Credit Suisse Select Equity Fund
     Credit Suisse Short Duration Bond Fund
     Credit Suisse Capital Appreciation Fund
     Credit Suisse Capital Funds
          Credit Suisse Large Cap Value Fund
          Credit Suisse Small Cap Value Fund
     Credit Suisse Emerging Growth Fund
     Credit Suisse Emerging Markets Fund
     Credit Suisse Fixed Income Fund
     Credit Suisse Global Fixed Income Fund
     Credit Suisse Global Post-Venture Capital Fund
     Credit Suisse Institutional Fund
          Capital Appreciation Portfolio
          Harbinger Portfolio
          International Focus Portfolio
          Investment Grade Fixed Income Portfolio
          Large Cap Value Portfolio
          Select Equity Portfolio
          Small Cap Growth Portfolio
          Small Cap Value Portfolio
     Credit Suisse International Focus Fund
     Credit Suisse Japan Equity Fund
     Credit Suisse New York Municipal Fund
     Credit Suisse Opportunity Funds
          Credit Suisse High Income Fund
          Credit Suisse Municipal Money Fund
          Credit Suisse U.S. Government Money Fund
     Credit Suisse Small Cap Growth Fund
     Credit Suisse Strategic Small Cap Fund
     Credit Suisse Cash Reserve Fund
     Credit Suisse Institutional Money Market Fund
          Government Portfolio
          Prime Portfolio
     Credit Suisse New York Tax Exempt Fund
     Credit Suisse Trust
          Blue Chip Portfolio
          Emerging Growth Portfolio
          Emerging Markets Portfolio
          Global Post-Venture Capital Portfolio

          High Yield Portfolio
          International Focus Portfolio
          Large Cap Value Portfolio
          Small Cap Growth Portfolio
          Small Cap Value Portfolio
          Strategic Small Cap Portfolio

CLOSED - END FUNDS:

Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund, Inc.
The Brazilian Equity Fund, Inc.
The Chile Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.

                                                                      APPENDIX B

                             AUDIT COMMITTEE CHARTER

     This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

The primary purposes of the Committee are to:

     -    assist Board oversight of

          1.   the integrity of the Fund's financial statements

          2.   the independent auditor's qualifications and independence

          3.   the Fund's compliance with legal and regulatory requirements

          4.   the performance of the Fund's independent auditors

     - prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

     - oversee the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls;

     - determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

     - pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

     - act as a liaison between the Fund's independent auditors and the Board.

     The Fund's independent auditors shall report directly to the Committee.

     The primary function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, CSAM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

     The designation of a person as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

          1. (a) The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934. If one or more members of the Committee qualify as an ACFE, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

               (b) With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

                    (i) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or, in the case of a Fund whose securities are listed on the American Stock Exchange ("AMEX"), pursuant to the governance standards of the AMEX);

                    (ii) that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

                    (iii) that at least one of the Committee members has
                          accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

                    (iv)  the adequacy of the Charter.

          2. To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

               (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination and to oversee the work, of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund) and, in connection therewith, to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate the independence of the independent auditors;

               (b) to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers);

               (c) to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor's comments communicated to the Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; and (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

               (d) to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements;
               (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any


----------
(1) The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

               management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

               (e) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

               (f) to discuss with management policies and guidelines with respect to risk assessment and risk management affecting the Fund, and the steps taken to monitor and control such risks and exposures;

               (g) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

               (h) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

               (i) to establish policies governing the hiring by the Fund of employees or former employees of the independent auditors consistent with government regulations;

               (j) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

               (k) to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund's engagement;

               (l) to assure the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

               (m) to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report; and

               (n) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate.

               (o) to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors;

          3. The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings) with the Fund's management and with the personnel of the Fund's administrator. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

          4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, CSAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

          5. The Committee shall evaluate its performance under this Charter annually.

          6. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

          7. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

          8. The Chief Executive Officer (the "CEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

          9. FOR CLOSED-END FUNDS ONLY. (a) Each Fund whose securities are listed on the New York Stock Exchange ("NYSE") shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

               (b) The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

               (c) If a Fund whose securities are listed on the AMEX provides the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted:  Effective February 12, 2004

                                   APPENDIX A

OPEN-END FUNDS:

     Credit Suisse Institutional Fixed Income Fund
     Credit Suisse Institutional High Yield Fund
     Credit Suisse Select Equity Fund
     Credit Suisse Short Duration Bond Fund
     Credit Suisse Capital Appreciation Fund
     Credit Suisse Capital Funds
          Credit Suisse Large Cap Value Fund
          Credit Suisse Small Cap Value Fund
     Credit Suisse Emerging Growth Fund
     Credit Suisse Emerging Markets Fund
     Credit Suisse Fixed Income Fund
     Credit Suisse Global Fixed Income Fund
     Credit Suisse Global Post-Venture Capital Fund
     Credit Suisse Institutional Fund
          Capital Appreciation Portfolio
          Harbinger Portfolio
          International Focus Portfolio
          Investment Grade Fixed Income Portfolio
          Large Cap Value Portfolio
          Select Equity Portfolio
          Small Cap Growth Portfolio
          Small Cap Value Portfolio
     Credit Suisse International Focus Fund
     Credit Suisse Japan Equity Fund
     Credit Suisse New York Municipal Fund
     Credit Suisse Opportunity Funds
          Credit Suisse High Income Fund
          Credit Suisse Municipal Money Fund
          Credit Suisse U.S. Government Money Fund
     Credit Suisse Small Cap Growth Fund
     Credit Suisse Strategic Small Cap Fund
     Credit Suisse Cash Reserve Fund
     Credit Suisse Institutional Money Market Fund
          Government Portfolio
          Prime Portfolio
     Credit Suisse New York Tax Exempt Fund
     Credit Suisse Trust
          Blue Chip Portfolio
          Emerging Growth Portfolio
          Emerging Markets Portfolio
          Global Post-Venture Capital Portfolio
          High Yield Portfolio

          International Focus Portfolio
          Large Cap Value Portfolio
          Small Cap Growth Portfolio
          Small Cap Value Portfolio
          Strategic Small Cap Portfolio

CLOSED - END FUNDS:

Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund, Inc.
The Brazilian Equity Fund, Inc.
The Chile Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.

                                                  THE CHILE FUND, INC.
                                                THE INDONESIA FUND, INC.
                                                THE LATIN AMERICA EQUITY
                                                        FUND, INC.
                                           -----------------------------------
                                                  APRIL 21 AND 22, 2004








3019-PS-04
3911-PS-04
3913-PS-04

                             INDEPENDENT AUDITORS

     On page 12 of the Proxy Statement, the amount of the Audit Fees paid to PwC for services rendered to LAQ for its fiscal year ended December 31, 2003, should be $54,741.

                                      PROXY

                              THE CHILE FUND, INC.

     This Proxy is Solicited on Behalf of the Board of The Chile Fund, Inc.

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 21, 2004

     The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Chile Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 21, 2004 at 3:00 p.m., New York time.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/Please mark votes as in this example.

     This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominees in Proposal 1.

1.   Election of Directors

     Nominees:           (01)       George W. Landau

                         (02)       William W. Priest, Jr.


     FOR NOMINEES / /                           / / WITHHOLD FROM NOMINEES

The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

     VOTE THIS CARD TODAY

     By mail; phone (1-866-800-8817)

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT / /

         NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:               Date
          -----------        ----------------
Signature:               Date
          -----------        ----------------

                                      PROXY

                       THE LATIN AMERICA EQUITY FUND, INC.

           This Proxy is Solicited on Behalf of the Board of The Latin
                            America Equity Fund, Inc.

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 21, 2004

     The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Latin America Equity Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 21, 2004 at 4:00 p.m., New York time.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/Please mark votes as in this example.

     This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominees in Proposal 1.

3.   Election of Directors

     Nominees:           (01)       Martin Torino

                         (02)       William W. Priest, Jr.


     FOR NOMINEES / /                           / / WITHHOLD FROM NOMINEES

The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

     VOTE THIS CARD TODAY

     By mail; phone (1-866-800-8817)

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT / /

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:               Date
          -----------        ----------------
Signature:               Date
          -----------        ----------------